        As filed with the Securities and Exchange Commission on January 28, 2005
                                                    File Nos. 33-95026, 811-9060


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.


      Post-Effective Amendment No. 11                                     /X/


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           /X/

      Amendment No. 12


                            HOLLAND SERIES FUND, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 375 Park Avenue
                            New York, New York 10152
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                  Registrant's Telephone Number: (800) 304-6552
--------------------------------------------------------------------------------

                    MICHAEL HOLLAND, President and Treasurer
                            Holland Series Fund, Inc.
                                 375 Park Avenue
                            New York, New York 10152

--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

                                Brynn Peltz, Esq.
                         Simpson Thacher & Bartlett LLP
                              425 Lexington Avenue
                            New York, New York 10017

--------------------------------------------------------------------------------
      It is proposed that this filing will become effective (check appropriate box)

/X/ immediately upon filing pursuant to paragraph (b)
/ / on (date) pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of rule 485.


Registrant has registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant completed its fiscal year ended September 30, 2004, and filed the notice under Rule 24f-2 on December 16, 2004 for such fiscal year.

                                   PROSPECTUS

                                ---------------

                             HOLLAND BALANCED FUND

                                ---------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

                                JANUARY 28, 2005

TABLE OF CONTENTS


A SUMMARY OF THE FUND.................................     3
     Strategies and Risks.............................     3
     Bar Chart (Performance History)..................     5
     Performance Comparison Table.....................     6
     Fee Table........................................     8
     Cost Example.....................................     8
MORE ABOUT THE FUND--INVESTMENT DETAILS...............     9
     Investment Objective.............................     9
     Principal Investment Strategies..................     9
     Principal Investments............................     9
     Portfolio Manager................................    10
     Portfolio Turnover Rates.........................    11
MORE INFORMATION ABOUT RISKS..........................    11
YOUR ACCOUNT..........................................    13
     Types of Accounts................................    13
     Shareholder Services.............................    14
     Purchasing Shares................................    15
     Redeeming Shares.................................    18
     Policies to Prevent Market Timing................    21
     Portfolio Securities Disclosure..................    21
     How to Reach the Fund............................    22
PRICING OF FUND SHARES................................    22
DISTRIBUTIONS.........................................    23
FEDERAL TAX CONSIDERATIONS............................    24
     Taxes on Distributions...........................    24
     Taxes on Sales...................................    25
     Taxes on Dividends...............................    25
     Tax Withholding..................................    25
MANAGEMENT............................................    26
     Investment Adviser...............................    26
     Other Service Providers..........................    27
PRIVACY POLICY........................................    28
FINANCIAL HIGHLIGHTS..................................    29

A SUMMARY OF THE FUND--

STRATEGIES AND RISKS


  This section briefly describes the Holland Balanced Fund's goals, principal investment strategies, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "More About the Fund--Investment Details" on page 9.


INVESTMENT OBJECTIVE


  The objective of the Holland Balanced Fund (the "Fund") is to provide a high total investment return. The total investment return is a combination of, among other things, 1) income from interest and dividends on securities owned by the Fund, and 2) capital gains and losses on securities owned by the Fund. In seeking this objective, Holland & Company, L.L.C., the Fund's investment adviser (the "Adviser"), gives consideration to risk and volatility.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund seeks to achieve its objective through a combined portfolio of equities such as corporate common stocks, and investment grade fixed-income securities such as U.S. Government securities and corporate bonds. Under ordinary market conditions, the Fund will invest at least 50% of its total assets in equity securities, at least 25% of its total assets in investment grade fixed-income securities, and may invest up to 25% of its total assets in high-quality money market securities. However, the Adviser has discretion to determine the proportion of the Fund's portfolio that will be invested in equities and fixed-income securities at any given time depending on the Adviser's perception of existing and anticipated market and economic conditions. The Adviser seeks to identify securities that it believes have been fundamentally mispriced by the market and which have minimal inherent investment risk.

PRINCIPAL RISKS

  WHEN YOU REDEEM YOUR SHARES OF THE FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

  The Fund is subject to the following principal risks:

  - STOCK MARKET VOLATILITY: The value of equity securities fluctuates in response to issuer, political, market and economic developments.

    Equity prices can fluctuate dramatically in response to these developments. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

  - RISKS OF INVESTING IN FIXED-INCOME SECURITIES: Investments in fixed-income securities are subject to several significant risks. These include:

     - Interest rate risk. Fixed-income securities have varying levels of sensitivity to changes in interest rates. In general, the price of a fixed-income security may fall when interest rates rise and may rise when interest rates fall. Securities with longer maturities may be more sensitive to interest rate changes.

     - Income risk. There is a chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds and lower for long-term bonds.

     - Credit risk. There is a chance that a bond issuer will fail to pay interest and principal in a timely manner, thereby reducing the Fund's return. Credit risk should be low for the Fund, since it invests in investment grade fixed-income securities, including U.S. Government bonds.

BAR CHART (PERFORMANCE HISTORY)

PERFORMANCE AND VOLATILITY

  The bar chart below shows the performance of the Holland Balanced Fund during the last several years. The chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Please keep in mind that past performance does not necessarily indicate how the Fund will perform in the future.

  The returns in the chart reflect the effect of voluntary fee waivers and expense reimbursements by the Adviser. If fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

HOLLAND BALANCED FUND

TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31*

(BAR GRAPH)

1996                                                                             16.51
1997                                                                             12.12
1998                                                                             16.40
1999                                                                             14.48
2000                                                                             -0.16
2001                                                                             -6.41
2002                                                                            -10.32
2003                                                                             14.14
2004                                                                              2.22


* The Fund's fiscal year end is September 30. For the fiscal quarter ended December 31, 2004, the Fund returned 2.22%.



  During the period shown in the bar chart, the highest return for a quarter was 11.17% (quarter ended December 31, 1999) and the lowest return for a quarter was (8.75%) (quarter ended June 30, 2002).

PERFORMANCE COMPARISON TABLE

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2004)


  The information in the following table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with the Standard & Poor's 500 Index and an average of the performance of similar funds and other securities over various periods of time. Some of the returns in the chart reflect the effect of voluntary fee waivers and expense reimbursements by the Adviser. If fee waivers and expense reimbursements had not been in effect, returns may have been lower than those shown.


  The Fund's after-tax returns listed below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Additionally, actual after-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns shown below are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirements accounts.


                                                        SINCE THE INCEPTION
                                                          DATE OF THE FUND
                       PAST 1 YEAR   PAST 5 YEARS(A)    (OCTOBER 2, 1995)(A)
                       -----------   ---------------   ----------------------
Holland Balanced
  Fund(a)
  Return Before Taxes    2.22%            -0.45%               6.56%
  Return After Taxes
     on Distributions    1.93%            -0.93%               5.89%
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares              1.44%            -0.67%               5.34%
Lipper Balanced Fund
  Index(b)               8.99%             2.95%               7.94%
Standard & Poor's 500
  Index(b)               8.99%            -3.78%               8.22%
Salomon 10 Year
  Government Bond
  Index(b)               7.93%            10.27%               8.28%
90 Day U.S. Treasury
  Bill(b)                1.40%             2.66%               3.75%

NOTES TO PERFORMANCE

(a) Reflects waiver of fees and reimbursement of expenses by the Adviser. Absent such waiver and reimbursement, the Fund's returns may have been lower.

(b) The Lipper Balanced Fund Index is an index whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The Salomon 10 Year Government Bond Index is a subsector of the Broad Investment-Grade (BIG) Index. At present, this sector contains U.S. Treasury securities with at least $1 billion public amount outstanding and U.S. Agency and supranational issues with at least $100 million outstanding. All securities in this index have a remaining maturity of at least 10 years and carry a fixed rate coupon. The 90-Day U.S. Treasury Bill is the average yield on a three month U.S. Treasury Bill. These indices are unmanaged and do not reflect the actual cost of investing in the instruments that comprise each index. Additionally, the returns of the indices do not reflect the effect of fees, expenses and taxes.

FEE TABLE

INVESTOR EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Holland Balanced Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases.....  None
Maximum Deferred Sales Charge (Load).................  None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and other Distributions..................  None
Redemption Fee.......................................  None
Exchange Fee.........................................  None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
Management Fees......................................  0.75%
Distribution and/or Service Fees.....................  None
Other Expenses.......................................  0.58
Total Annual Operating Expenses*.....................  1.33%


------------
* The Adviser has voluntarily agreed to cap the total annual operating expenses of the Fund at 1.50% (on an annualized basis) of the Fund's average daily net assets. The Adviser may discontinue this cap on total expenses at any time, at its sole discretion.

COST EXAMPLE

  This example is intended to help you compare the cost of investing in the Holland Balanced Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be as follows, whether or not you redeem your shares:


1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $136     $424      $733      $1,609

MORE ABOUT THE FUND--
INVESTMENT DETAILS
INVESTMENT DETAILS OF THE HOLLAND BALANCED FUND

  This section provides additional information regarding the Fund's principal investment strategies, investments and risks.

INVESTMENT OBJECTIVE

  The Fund seeks to provide a high total investment return. In seeking this objective, the Adviser gives consideration to risk and volatility.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in equity securities. Under ordinary market conditions, the Fund will invest at least 50% of its total assets in equity securities, at least 25% of its total assets in investment grade fixed-income securities, including U.S. Government securities of any maturity, and may invest up to 25% of its total assets in high-quality money market securities. However, the Adviser has discretion to determine the proportion of the Fund's portfolio that will be invested in such equity and fixed-income securities at any given time depending on the Adviser's perception of existing and anticipated market and economic conditions.

  A key component of the Adviser's approach is seeking to identify securities that the Adviser believes have been fundamentally mispriced by investor sentiment or other market forces. The Adviser identifies such opportunities as those in which earnings and profitability outlooks exceed the market's expectations. Where the Adviser believes such opportunities exist, the Fund's assets will be positioned in an effort to produce long-term price performance. The Adviser seeks to make the Fund tax efficient by offsetting portfolio gains with losses when such action is consistent with the Fund's primary investment objective.

PRINCIPAL INVESTMENTS

  The Fund may invest in equity securities and fixed-income securities. Equity securities consist of common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchases, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of depositary receipts. Most of the equity securities purchased by the Fund are expected to be traded on a domestic or international stock exchange or in an over-the-counter market. Fixed-income securities in which the Fund may invest consist of U.S. Government securities, U.S. and non-U.S. corporate fixed-income obligations and sovereign fixed-income obligations issued by governments and governmental entities, including supranational organizations such as the World Bank. The Fund may also invest in treasury inflation-protected securities (TIPS). The Adviser will have discretion to invest in the full range of maturities of fixed-income securities. The Fund will invest only in instruments which are rated Baa or better by Moody's Investors Services, Inc. or BBB or better by Standard & Poor's Corporation, or which are determined by the Adviser to be of quality comparable to instruments so rated.


PORTFOLIO MANAGER

  Michael Holland is the portfolio manager for the Holland Balanced Fund. Mr. Holland's money management and entrepreneurial skills have been employed on behalf of a number of leading asset management and investment banking companies.

  At The Blackstone Group from January 1994 through June 1995, Mr. Holland was a General Partner and Chief Executive Officer of Blackstone Alternative Asset Management, where he supervised the management of the firm's partnership investment fund. Prior to that, Mr. Holland served as Vice Chairman at Oppenheimer & Co., from March 1992 through January 1994, where he helped launch and manage a number of closed-end mutual funds.

  From 1989 to 1992, Mr. Holland was Chairman and Chief Executive Officer of Salomon Brothers Asset Management Inc. Before that he was President and Chief Executive Officer of First Boston Asset Management Corporation, where client assets grew to approximately $6 billion under his leadership.

  A graduate of Harvard College and Columbia University Graduate School of Business Administration, Mr. Holland began his career at J.P. Morgan & Co. in 1968.

  Mr. Holland makes frequent appearances on television programs such as Moneyline with Lou Dobbs, CNN, Bloomberg Business News and CNBC, and is perhaps best known as a regular panelist on Louis Rukeyser's Wall Street.

PORTFOLIO TURNOVER RATES

  The portfolio turnover rate for the Fund for fiscal year ending September 30, 2004, was 8.89%. This turnover rate is significantly lower than that of many comparable mutual funds. Low portfolio turnover results in lower brokerage expense, and may decrease realized capital gains distributions with favorable tax consequences for the Fund's shareholders. See "Federal Tax Considerations" on page 24.

MORE INFORMATION ABOUT RISKS

  Many factors affect the Fund's performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the companies in which the Fund invests, and the Fund's level of investment in the securities of those companies. WHEN YOU REDEEM YOUR SHARES OF THE FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

  The Fund's Statement of Additional Information includes additional information regarding the risks associated with the Fund's investments.

  The following factors may significantly affect the Fund's performance. The sections entitled "Stock Market Volatility" and "Risks of Investing in Fixed-Income Securities" describe principal risks of the Fund. The other factors set forth below are not considered principal risks for the Fund. The following discussion is intended to supplement the discussion of risk in the section entitled "A Summary of the Fund--Strategies and Risks."

STOCK MARKET VOLATILITY:

  Market Risk. Stock and bond markets are volatile, and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" and "Risks of Investing in Fixed-Income Securities" below). Consequently, the value of your investment in the Fund will increase and decrease, which means that you could lose money.

  Issuer-Specific Risk. The price of an individual security or a particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, distribution difficulties or the loss of key management personnel. There is also a risk that the price of a security may never reach a level that the Adviser believes is representative of its full value or that it may go down in price.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES:

  Interest Rate Changes. There is a chance that fixed-income security prices overall will decline over short or even long periods due to rising interest rates. In general, interest rate risk should be lower for shorter-term fixed-income securities and higher for longer-term fixed-income securities. High-quality corporate and U.S. Government fixed-income securities are not immune to interest rate risk.

  Income Risk. There is a chance that the Fund's income from fixed-income securities--and thus its total return--will decline due to falling interest rates. Income risk is generally higher for short-term bonds and lower for long-term bonds, because in an environment of falling interest rates as bonds mature the Fund may be forced to reinvest in lower-yielding securities.

  Credit Risk. There is a chance that an issuer of a fixed-income security will fail to make timely payments of interest or principal. The Fund attempts to minimize this risk by investing in securities considered investment grade at the time of purchase. However, even investment grade securities are subject to some credit risk. Changes in economic conditions or other circumstances can lead to a weakened capability to make principal and interest payments. If an issuer of a fixed-income security fails to make timely payments, it could affect the Fund's performance and the Fund might not achieve its investment objective.

  DEFENSIVE STRATEGIES: In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or high-quality money market securities. If the Adviser does so, it could affect the Fund's performance and the Fund might not achieve its investment objective.

  LOWER-QUALITY FIXED-INCOME SECURITIES: The Fund may invest in fixed-income securities rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or which are determined by the Adviser to be of comparable quality. Bonds rated Aa or below, or AA or below are generally considered to be more speculative than the highest rated bonds and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay.

  RISKS OF FOREIGN SECURITIES: Although the Adviser currently does not intend to emphasize foreign securities in the Fund, it reserves the right to invest as much as one-third of the Fund's total assets in foreign securities. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.

  DEPENDENCE ON CERTAIN INDIVIDUAL: Michael Holland is primarily responsible for the day-to-day management of the Fund's portfolio. The loss of Michael Holland's services (due to termination of employment, death, disability or otherwise) could adversely affect the conduct of the Fund's business and its prospects for the future. There can be no assurance that a suitable replacement for Michael Holland could be found.

YOUR ACCOUNT

  This section describes the services that are available to shareholders.

TYPES OF ACCOUNTS

  If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

  - INDIVIDUAL OR JOINT OWNERSHIP. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

  - GIFT OR TRANSFER TO MINORS. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

  - TRUST. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

  - CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

  - RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. Your financial consultant can help you determine if you are eligible.

SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in various services or plans, or how to change options with respect thereto, can be obtained from the Fund or ALPS Distributors, Inc. ("ALPS" or the "Distributor") or ALPS Mutual Funds Services, Inc. (the Fund's "Transfer Agent").

  - AUTOMATIC INVESTMENT PLAN. An investor who opens an account and wants to make subsequent, periodic investments in the Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The investor specifies the frequency (monthly, quarterly or yearly) and the automatic investment amount ($50 or more).

  - AUTOMATIC CLEARING HOUSE PURCHASES. An investor may, at his or her request, make additional investments in the Fund by giving his or her bank a voided check with pre-arranged instructions to withdraw funds from his or her bank account and deposit such funds into his or her Holland Balanced Fund account.

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such distribution. A shareholder may at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains paid in cash rather than reinvested, in which event payment will be mailed on the payment date.

  - IRAS. A prototype IRA is available generally for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered and for all individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Contributions to an IRA made available by the Fund may be invested in shares of the Fund. Shareholders should consult with a financial adviser regarding an IRA.

  - HOUSEHOLDING. In order to reduce the volume of mail you receive from the Fund and to help keep Fund expenses down we automatically deliver only one copy of any prospectus or financial report and (if and when permitted by law) other information to all shareholders who share the same mailing address unless you elect not to participate in householding. If at anytime you do not wish to participate in householding, please call the Transfer Agent at 1-800-30-HOLLAND and you will begin to receive your own prospectus and shareholder reports within 30 days.

  Shareholders may inquire about their Fund accounts by calling the Transfer Agent at 1-800-30-HOLLAND. Also, shareholders can receive the net asset value per share of the Fund by calling the toll-free number.

PURCHASING SHARES

  Shares of the Fund are available to investors making a minimum initial investment of $1,000. The minimum for subsequent investments is $500. The Fund or the Adviser may waive or lower these minimums in certain cases.

  YOU MUST COMPLETE AND SIGN AN APPLICATION FOR EACH ACCOUNT YOU OPEN WITH THE FUND. Additionally, when completing a new account application, you will be required to supply the Fund with information, such as your tax identification number, that will assist the Fund in verifying your identity, as required by federal law. If you are unable to provide sufficient information to verify your identity, the Fund will not open an account for you. As required by law, the Fund may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct.

  The price for Fund shares is the Fund's net asset value per share (NAV). We determine the NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day that the Exchange is open (a "Business Day"). We will price your order at the next NAV calculated after the Fund accepts your order. For more information on how we price shares, see "Pricing of Fund Shares" on page 22.

  The Fund and the Distributor each reserve the right to reject any purchase for any reason, including failure to provide the Fund with information necessary to confirm your identity as required by law, and to cancel any purchase due to non-payment. You must make all purchases in U.S. dollars and draw all checks on U.S. banks. We will not accept cash or third-party checks for the purchase of shares.

------------------------------------------------------------------------
    METHOD OF
    PURCHASE                           PURCHASE PROCEDURES

         THROUGH A           Contact your financial consultant.
         FINANCIAL
       PROFESSIONAL
       [BUSINESSMEN
         GRAPHIC]

    THROUGH                  ALPS authorizes certain securities
    SELLING GROUP            dealers, banks or other financial
    MEMBERS                  service firms (collectively, "Selling
                             Group Members") to purchase your shares
                             on your behalf. To receive that day's
                             share price:
      [BANK GRAPHIC]         - you must place your order with the
                               Selling Group Member before the close
                               of regular trading on the New York
                               Stock Exchange (normally 4:00 p.m.
                               Eastern time); and
                             - the Selling Group Member must adhere
                               to ALPS' requirements for purchasing
                               shares.
------------------------------------------------------------------------



          BY MAIL            To purchase shares of the Fund, send
                             your completed application to:
      [MAIL GRAPHIC]
                                 Holland Balanced Fund
                                 PMB 604
                                 303 16th Street, Suite #016
                                 Denver, Colorado 80202-5657

                             Include with your application your
                             check, payable to "Holland Balanced
                             Fund."

          BY WIRE            - INITIAL PURCHASE: You will need to
    [COMPUTERS GRAPHIC]        instruct a Federal Reserve System
                               member bank to wire funds to:
                                 State Street Bank & Trust Co.
                                 225 Franklin Street
                                 Boston, Massachusetts 02171
                                 ABA #: 011000028
                                 DDA #: 32951014
                                 Attn.: Holland Balanced Fund
                                 Shareholder Acct. #
                                 Shareholder Name

------------------------------------------------------------------------
                             - SUBSEQUENT PURCHASE: Wire funds to
                               the designated bank account for the
                               Fund, listed above.
                             You may wire funds between 8:00 a.m.
                             and 4:00 p.m. Eastern time. To make a
                             same-day wire investment, please call
                             the Transfer Agent at 1-800-30-HOLLAND
                             to notify us of your intention to wire
                             funds, and make sure your wire ar-
                             rives by 4:00 p.m. Eastern time. Please
                             note that your bank may charge a fee
                             for the wire.

        SUBSEQUENT           The minimum subsequent purchase is
         PURCHASES           $500.
         [GRAPHIC]
------------------------------------------------------------------------



    IMPORTANT                You can redeem shares that you
    NOTE                     purchased by check. However, while we
                             will process your redemption request at
                             the next-determined NAV after we
                             receive it, your redemption proceeds
                             will not be available until your check
                             clears. This could take up to ten
                             calendar days.
------------------------------------------------------------------------

REDEEMING SHARES

  You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a "redemption" because the Fund buys back its shares. We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See "Redemption Procedures--Request in 'Good Order"' on page 20.

  We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Under normal circumstances, we will send your redemption to you within seven days after we receive your redemption request.

  WE WILL NOT PROCESS YOUR REDEMPTION REQUEST IF IT IS NOT IN PROPER FORM (SEE CHART BELOW). WE WILL NOTIFY YOU IF YOUR REDEMPTION REQUEST IS NOT IN PROPER FORM.

  If, as a result of your redemption, your account value drops below $500, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least thirty days thereafter for you to make an additional investment to avoid liquidation of the account.

SIGNATURE GUARANTEES

  Your redemption request must be accompanied by a "signature guarantee" by a national bank or other bank that is a member of the Federal Reserve System (not a savings bank) or by a member firm of any national or regional securities exchange or other eligible guarantor institution. Notarized signatures are not sufficient.

------------------------------------------------------------------------
         METHOD OF
        REDEMPTION                    REDEMPTION PROCEDURES

       BY TELEPHONE          You may authorize redemption of some or
                             all shares in your account by
    [TELEPHONE GRAPHIC]      telephoning the Transfer Agent at
                             1-800-30-HOLLAND (or selected dealers
                             at their respective numbers) between
                             8:30 a.m. and 4:00 p.m. Eastern time on
                             any day the Fund is open.

                             For our mutual protection, all
                             redemption requests must include the
                             information listed in "Request in 'Good
                             Order"', below.

                             You will not be eligible to use the
                             telephone redemption service if you
                             have declined or canceled your
                             telephone investment privilege.

          BY MAIL            You may send your redemption request
                             to:
      [MAIL GRAPHIC]
                                 Holland Balanced Fund
                                 PMB 604
                                 303 16th Street, Suite #016
                                 Denver, Colorado 80202-5657
                             For our mutual protection, all
                             redemption requests must include the
                             information listed in "Request in 'Good
                             Order"', below.

          BY WIRE            You may request your redemption
    [COMPUTERS GRAPHIC]      proceeds be wired directly to the bank
                             account designated on your application.
                             Your bank may impose a fee for the
                             incoming wire.
                             For our mutual protection, all
                             redemption requests must include the
                             information listed in "Request in 'Good
                             Order"', below.
------------------------------------------------------------------------



    REQUEST IN               For our mutual protection, all
    "GOOD ORDER"             redemption requests must include:
                             - your account number
                             - the amount of the transaction
                             - for mail request, signatures of all
                               owners exactly as registered on the
                               account
                             - signature guarantees (Signature
                               guarantees can be obtained at most
                               banks, credit unions, and licensed
                               brokers)
                             - any supporting legal documentation
                               that may be required.

                             YOUR REDEMPTION REQUEST WILL BE
                             PROCESSED AT THE NEXT-DETERMINED NAV
                             AFTER WE HAVE RECEIVED ALL REQUIRED
                             INFORMATION.

    IMPORTANT                Once we have processed your redemption
    NOTE                     request, and a confirmation number has
                             been given, the transaction CANNOT be
                             revoked.
------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS

  You may receive your redemption proceeds by check or by wire.

  Check Redemptions. Normally we will mail your check within two Business Days of a redemption.

  ACH/Wire Redemptions. Before you can receive redemption proceeds by ACH or wire, you must establish this option by completing a special form or the appropriate section of your account application.

  Payment will ordinarily be made by ACH/wire on the next Business Day, but, in any case, within no more than seven Business Days from the date of receipt of your request.

  Telephone Redemptions. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately
 20
any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

  The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. We may also require a personal identification code from the caller.

  The Fund and the Transfer Agent will not be responsible for any account losses due to telephone fraud, as long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

POLICIES TO PREVENT MARKET TIMING

  The Fund is intended as a long-term investment. As such, excessive exchanges and/or short-term market timing activities are prohibited. Frequent purchases and redemptions of Fund shares ("market timing") may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio and increased brokerage costs. Pursuant to policies and procedures adopted by the Board of Directors, the Fund's Transfer Agent monitors trading activity, identifies suspicious activity and notifies the Fund's President. The Fund's President reserves the right to reject any purchase order that in his opinion may be excessive in frequency and/or amount or otherwise potentially disruptive to the Fund.

  The Fund cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Fund through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Fund, which do not allow access to individual shareholders' account information. There is a risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The Fund may alter its policies and procedures at any time without prior notice to shareholders.

PORTFOLIO SECURITIES DISCLOSURE

  The Fund's portfolio securities disclosure policy is described in the Statement of Additional Information.

HOW TO REACH THE FUND

------------------------------------------------------------------------
    We are available to answer your questions about the Fund or your account by telephone or by mail Monday through Friday 9:00 a.m.
    to 5:00 p.m. Eastern time. Please note, however, that purchase or redemption requests must be received by 4:00 p.m. Eastern time on a day the Fund is open for business.

       BY TELEPHONE          1-800-30-HOLLAND
                             [1-800-304-6552]
    [TELEPHONE GRAPHIC]      Call for account or Fund information

        BY REGULAR,          Holland Balanced Fund
        EXPRESS OR           PMB 604
      REGISTERED MAIL        303 16th Street,
                             Suite #016
      [MAIL GRAPHIC]         Denver, Colorado 80202-5657
------------------------------------------------------------------------

PRICING OF FUND SHARES


  The Fund's NAV per share is calculated on each Business Day. The NAV is the value of a single share of a Fund. State Street Bank and Trust Company, the Fund's administrator, calculates the NAV for the Fund at the close of each Business Day of regular trading of the New York Stock Exchange (normally 4 p.m. Eastern time). The NAV is determined by subtracting the total of the Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of the Fund's total assets is generally based on the market value of the securities that the Fund holds. Equity securities, if traded on the valuation date, are valued at the last quoted sale price on the exchange on which the security is principally traded. If there were no sales on a particular date, then the security would be valued at the last bid price reported for the security. The Nasdaq official closing price is the primary source for the securities trading through that market. Fixed-income securities are valued in the following order: (a) by using readily available market quotations provided by a pricing service; (b) by using a market value from a pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics; or (c) by obtaining direct written broker-dealer quotations. Interest-bearing commercial paper which is purchased at par will be priced at par.

  If a market quotation for a security is no longer readily available, then the Pricing Committee of the Fund, consisting of any two Independent Directors and any other person deemed necessary by the Fund's President, will determine the fair value of the security when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Adviser believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade) or (v) there has been a subsequent event after the close of trading that may materially affect the value of the assets. The Fund generally invests in domestic exchange-traded securities and does not invest in thinly traded or foreign securities. The Fund's Board of Directors has adopted procedures for fair valuing securities in the event that the Fund holds a foreign security and a significant event occurs after the relevant foreign market has closed, but before the NAV calculation.


DISTRIBUTIONS
  LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

  - LONG-TERM CAPITAL GAINS ARE REALIZED ON SECURITIES HELD FOR MORE THAN ONE YEAR AND ARE PART OF YOUR CAPITAL GAINS DISTRIBUTIONS.

  - SHORT-TERM CAPITAL GAINS ARE REALIZED ON SECURITIES HELD FOR LESS THAN ONE YEAR AND ARE PART OF YOUR DIVIDEND DISTRIBUTIONS.

  As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When a fund earns dividends from stocks and interest from bonds and other fixed-income securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gains distribution. Net short-term capital gains are considered ordinary income and are included in dividend distributions.

  The Fund distributes dividends quarterly and capital gains annually. Capital gains distributions will typically be declared and paid in December.

  You will receive distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you choose the reinvestment option, dividend and capital gains distributions will be reinvested automatically in shares of the Fund, without a sales charge, at the NAV per share next determined on the ex-dividend date of such distribution. If you wish to change the way in which you receive distributions, you should call 1-800-30-HOLLAND for instructions.

  If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

FEDERAL TAX CONSIDERATIONS

  Your investment may have tax consequences that you should consider. If your account is a tax-deferred or tax-exempt account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply.

  Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. ALTHOUGH IT IS NOT AN INVESTMENT OBJECTIVE, THE ADVISER WILL ATTEMPT TO TAKE INTO ACCOUNT THE TAX CONSEQUENCES OF ITS INVESTMENT DECISIONS. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Fund's shareholders.

TAXES ON DISTRIBUTIONS

  You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from the Fund's net investment income are designated by the Fund as "ordinary income dividends" and generally will be taxable to you as ordinary income. Distributions that are derived from the Fund's long-term net capital gains are designated by the Fund as "capital gains dividends" and generally will be taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. If you receive distributions in the form of additional shares, you will be treated for federal income tax purposes as receiving a distribution in an amount equal to the net asset value of the additional shares on the date of such distribution.

TAXES ON SALES

  If you redeem your shares of the Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

  Generally, your gain or loss will be a long-term gain or loss if you have held the shares for more than one year. If you sell or otherwise dispose of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends you received with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

TAXES ON DIVIDENDS

  Dividend and capital gains distributions by the Fund generally are taxable to you at the time the dividend or distribution is made. However, any dividend that is declared in October, November or December of any year and is payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

  Unless your investment is in a tax-deferred account, you may want to avoid investing in the Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING

  The Fund may be required to withhold U.S. federal income tax ("backup withholding") from dividends and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

MANAGEMENT

INVESTMENT ADVISER

  Holland & Company L.L.C. is the Fund's investment adviser. The Adviser's address is 375 Park Avenue, New York, NY 10152. The Adviser also offers portfolio management and portfolio analysis services to individuals and institutions.

  Under the terms of an investment advisory agreement, subject to the direction of the Board of Directors of the Fund, the Adviser is responsible for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser provides office space, facilities, equipment and personnel necessary to perform its duties under the investment advisory agreement.

  As compensation for its services, the Fund pays the Adviser a fee at the annual rate of 0.75% of average daily net assets of the Fund.

  The Adviser may waive all or part of its fee from time to time in order to increase the Fund's net income available for distribution to shareholders. The Fund will not be required to reimburse the Adviser for any advisory fees waived. In addition, the Adviser has voluntarily agreed to cap total operating expenses at 1.50% (on an annualized basis) of the Fund's average daily net assets. The Adviser may discontinue this cap on total expenses at any time, at its sole discretion.

OTHER SERVICE PROVIDERS

  The Fund relies on other companies to provide necessary services for its day-to-day operations. Below is a list of these service providers.

ADMINISTRATOR AND CUSTODIAN
  State Street Bank and Trust Company
  225 Franklin Street
  Boston, Massachusetts 02110

DISTRIBUTOR
  ALPS Distributors, Inc.
  1625 Broadway
  Suite 2200
  Denver, Colorado 80202

TRANSFER AGENT
  ALPS Mutual Funds Services, Inc.

  P.O. Box 44183


  Denver, Colorado 80201


COUNSEL
  Simpson Thacher & Bartlett LLP
  425 Lexington Avenue
  New York, New York 10017


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP


  300 Madison Avenue


  New York, New York 10017

PRIVACY POLICY

  Protecting your privacy is important to us at Holland & Company, L.L.C. and we want you to know how we collect personal information from you and how we use that information. We gather information from you from your account application or other forms that you may deliver to us. We need this information to process your requests and transactions, such as opening an account. We also collect information about your transactions with the Fund. In servicing your account, we may need to provide your personal information to an affiliate or a service provider (which may include the Fund's Distributor or Transfer Agent) for such purposes as sending your account statement or other information about our products and services to you.

  Other than for servicing your specific account needs, WE DO NOT DISCLOSE ANY INFORMATION ABOUT YOU OR ANY OF OUR FORMER CUSTOMERS TO ANYONE.

  To protect your personal information, we permit access only by authorized employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

FINANCIAL HIGHLIGHTS


  The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.


                                                       FOR THE YEAR ENDED
FOR A CAPITAL SHARE OUTSTANDING       -----------------------------------------------------
THROUGHOUT THE PERIOD                 9/30/04   9/30/03   9/30/02      9/30/01      9/30/00
-------------------------------       -------   -------   -------      -------      -------
PER SHARE DATA
Net asset value, beginning of
 period.............................  $ 14.50   $ 12.78   $ 14.21      $ 17.19      $ 15.27
                                      -------   -------   -------      -------      -------
INCREASE/DECREASE FROM INVESTMENT
 OPERATIONS
Net investment income...............     0.21      0.17      0.17         0.24         0.24
Net realized and unrealized gain
 (loss) on investments..............     0.53      1.72     (1.42)       (2.92)        2.00
                                      -------   -------   -------      -------      -------
Total from investment operations....     0.74      1.89     (1.25)       (2.68)        2.24
                                      -------   -------   -------      -------      -------
LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income...............    (0.20)    (0.17)    (0.18)       (0.25)       (0.26)
Net realized gain on investments....       --        --        --        (0.05)       (0.06)
                                      -------   -------   -------      -------      -------
Total dividends and distributions...    (0.20)    (0.17)    (0.18)       (0.30)       (0.32)
                                      -------   -------   -------      -------      -------
Net asset value, end of period......  $ 15.04   $ 14.50   $ 12.78      $ 14.21      $ 17.19
                                      -------   -------   -------      -------      -------
TOTAL RETURN........................     5.12%    14.87%    (8.88)%(a)  (15.78)%(a)   14.63%(a)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...  $62,415   $60,928   $49,322      $59,728      $68,298
Ratio of expenses to average net
 assets after fee waivers and
 reimbursement of other expenses....     1.33%     1.46%     1.50%        1.50%        1.50%
Ratio of expenses to average net
 assets before fee waivers and
 reimbursement of other expenses....     1.33%     1.46%     1.53%        1.59%        1.56%
Ratio of net investment income to
 average net assets after fee
 waivers and reimbursement of other
 expenses...........................     1.42%     1.21%     1.17%        1.49%        1.46%
Ratio of net investment income to
 average net assets before fee
 waivers and reimbursement of other
 expenses...........................     1.42%     1.21%     1.14%        1.40%        1.40%
Portfolio turnover..................     8.89%     9.92%    39.86%       19.63%       17.99%

------------
See Notes to the Financial Statements
(a) Total return would have been lower had certain expenses not been waived or reimbursed.

WHERE TO FIND MORE INFORMATION:

  You will find more information about the Fund in the following documents:
  - ANNUAL AND SEMI-ANNUAL REPORTS: Our annual and semi-annual reports list the holdings in the Fund, describe the Fund's performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund's performance during the last fiscal year.
  - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The Statement of Additional Information contains additional and more detailed information about the Fund.
The SAI and the financial statements included in the current annual and semi-annual reports are incorporated by reference into (and are thus a part of) this Prospectus.

THERE ARE FOUR WAYS TO GET COPIES OF THESE DOCUMENTS:

1.  Call or write for one, and a copy will be sent without charge.
                             HOLLAND BALANCED FUND
                                    PMB 604
                          303 16TH STREET, SUITE #016
                          DENVER, COLORADO 80202-5657
                      1-800-30-HOLLAND (OR 1-800-304-6552)

2.  Go to the Fund's website (www.thehollandfund.com) and download a free copy.
3. Call or write the Public Reference Room of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also go to the Public Reference Room and copy the documents while you are there. Information about the Public Reference Room may be obtained by calling the number below.
                       SECURITIES AND EXCHANGE COMMISSION
                            PUBLIC REFERENCE SECTION
                          WASHINGTON, D.C. 20549-0102
                                 1-202-942-8090
                           EMAIL: PUBLICINFO@SEC.GOV

4.  Go to the SEC's website (www.sec.gov) and download a free text-only version.

IF YOU ARE A CURRENT FUND SHAREHOLDER WHO WOULD LIKE INFORMATION ABOUT YOUR ACCOUNT, ACCOUNT TRANSACTIONS, OR ACCOUNT STATEMENTS, PLEASE CALL US AT 1-800-30-HOLLAND (OR 1-800-304-6552).

IF YOU PURCHASED YOUR SHARES THROUGH A FINANCIAL INSTITUTION, YOU MAY CONTACT THAT INSTITUTION FOR MORE INFORMATION.
  THE HOLLAND BALANCED FUND'S INVESTMENT COMPANY ACT FILE NUMBER IS 811-9060.

                                                                          HBFPRO

                       STATEMENT OF ADDITIONAL INFORMATION

                              HOLLAND BALANCED FUND

                    375 PARK AVENUE, NEW YORK, NEW YORK 10152

                                (800) 30-HOLLAND


      Holland Balanced Fund (the "Fund") is a no-load diversified portfolio of Holland Series Fund, Inc., an open-end management investment company. The Fund is designed to provide shareholders with a convenient and professionally managed vehicle for seeking a high total investment return. Total investment return is the aggregate of dividend and interest income and realized and unrealized gain/losses on investment. The Fund seeks to achieve a high total investment return from a combined portfolio of equity and investment grade fixed-income securities. There can be no assurance that the Fund's objective will be attained.


      This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Fund, dated January 28, 2005 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "SEC") and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                       HOLLAND & COMPANY L.L.C. - ADVISER

                      ALPS DISTRIBUTORS, INC. - DISTRIBUTOR

    THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JANUARY 28, 2005

                                TABLE OF CONTENTS



                                                                                       Page
                                                                                       ----
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES..............    3
INVESTMENT RESTRICTIONS..............................................................    4
MANAGEMENT OF THE FUND...............................................................    6
PORTFOLIO SECURITIES DISCLOSURE......................................................   11
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..................................   11
REDEMPTION OF SHARES.................................................................   11
PORTFOLIO TRANSACTIONS AND BROKERAGE.................................................   12
DETERMINATION OF NET ASSET VALUE.....................................................   12
PERFORMANCE DATA.....................................................................   13
SHAREHOLDER SERVICES.................................................................   14
DIVIDENDS AND DISTRIBUTIONS..........................................................   15
TAXATION.............................................................................   15
ADDITIONAL INFORMATION...............................................................   19
DISTRIBUTOR..........................................................................   20
FINANCIAL STATEMENTS.................................................................   20
APPENDIX A - PROXY VOTING PROCEDURES.................................................   21

     ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND INVESTMENT POLICIES

REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Repurchase agreements may be characterized as loans which are collateralized by the underlying securities. The Fund will enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. The Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of the Adviser, Holland & Company L.L.C. (the "Adviser"), are deemed to be credit-worthy. The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, the Fund could experience losses that include: (i) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (ii) additional expenses to the Fund for enforcing those rights; (iii) possible loss of all or part of the income or proceeds of the repurchase agreement; and (iv) possible delay in the disposition of the underlying securities pending court action or possible loss of rights in such securities. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by the Fund.

SECURITIES WITH LIMITED TRADING MARKET

      The Fund may invest up to 15% of the value of its total assets in illiquid securities, such as "restricted securities" which are illiquid, and securities that are not readily marketable. If the Fund has a substantial position in securities with limited trading markets, its activities could have an adverse effect upon the liquidity and marketability of those securities. Investments in securities which are "restricted" may involve added expenses should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

      The Fund may purchase securities on a firm commitment basis, including when-issued securities. A purchase of when-issued securities refers to a transaction made conditionally because the securities, although authorized, have not been issued. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

BORROWING

      The Fund may borrow in certain limited circumstances. See "Investment Restrictions." Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of the Fund's portfolio. Although the principal of any borrowing will be fixed, the Fund's assets may change in value during the time the borrowing is outstanding. The Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the Adviser's strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), in order to provide "pass-though" tax treatment to shareholders. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

WARRANTS

      The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

FOREIGN SECURITIES

      In addition to risks identified in the Prospectus, other investment risks associated with foreign securities include the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might adversely affect payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian's bankruptcy. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

SOVEREIGN DEBT

      Investment in certain debt obligations issued or guaranteed by a government, its agencies or instrumentalities ("Sovereign Debt") involves a high degree of risk. The governmental entity that controls the repayment of Sovereign Debt may not be willing or able to repay the principal and/or interest when due in accordance with the terms of such debt. Holders of Sovereign Debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. A foreign sovereign itself would not be subject to traditional bankruptcy proceedings by which Sovereign Debt on which it has defaulted may be collected in whole or in part, and certain sovereign entities may not be subject to such proceedings. Further, the Fund may have difficulty disposing of certain Sovereign Debt obligations, as there may be a thin trading market for such securities.

                             INVESTMENT RESTRICTIONS

      In addition to the investment restrictions set forth in the Prospectus, the Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities. The Fund may not:

      1. Make investments for the purpose of exercising control or management.

      2. Purchase securities of other investment companies except as permitted under the Investment Company Act of 1940, as amended (the "1940 Act"), or in connection with a merger, consolidation, acquisition or reorganization.

      3. Purchase or sell real estate, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

      4.    Purchase or sell commodities or commodity contracts.

      5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in selling portfolio securities.

      6. Make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, and (c) delays in the settlement of securities transactions will not be considered loans.

      7. Purchase any securities on margin, except that the Fund may (i) purchase delayed delivery or when-issued securities, and (ii) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

      8.    Sell securities short.

      9. Purchase securities of issuers which it is restricted from selling to the public without registration under the Securities Act if by reason thereof the value of its aggregate investment in such securities will exceed 10% of its total assets.

      10. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

      11. Purchase or sell interests in oil, gas or other mineral exploration or development programs provided, however, that this shall not prohibit the Fund from purchasing publicly-traded securities of companies engaging in whole or in part in such activities.

      12. Purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities.

      13. Invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years.

      14. Invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on the American Stock Exchange or the New York Stock Exchange.

      15. Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to this restriction.

      16. Borrow money (including entering into reverse repurchase agreements) except as a temporary measure for extraordinary or emergency purposes, and in no event in excess of 15% of the value of the Fund's total assets at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets).

      17. Invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund).

      The Fund's investment objective (as described in the Prospectus) and investment restrictions (1) through (6) and (15) through (17) described above are fundamental policies of the Fund and may be changed only with the affirmative vote of the holders of a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Restrictions (7) through (14) are non-fundamental policies of the Fund and may be changed by a majority of the Board of Directors of the Fund (the "Directors"). Whenever an investment policy or limitation states a maximum percentage of the Fund's assets in any security or other asset, such percentage limitation shall be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in a percentage resulting from a change in values, net assets or other circumstances will not be considered when determining whether that investment complies with the Fund's investment policies and limitations.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

      The Directors are responsible for the overall management of the Fund, including, but not limited to, the general supervision of services performed by the Adviser, Custodian, Distributor, Administrator and Transfer Agent. The Directors, including those Directors who are not considered to be "interested" as that term is defined in the 1940 Act (the "Independent Directors"), and executive officers of the Fund and their principal occupations for at least the last five years are set forth below. Each Director shall serve until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Directors and until the election and qualification of his or her successor.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN          OTHER
                              POSITION(S)     TERM OF OFFICE                                 FUND COMPLEX      DIRECTORSHIPS
                               HELD WITH      AND LENGTH OF      PRINCIPAL OCCUPATION         OVERSEEN BY         HELD BY
 NAME, ADDRESS, AND AGE          FUND          TIME SERVED       DURING PAST FIVE YEARS        DIRECTOR           DIRECTOR
------------------------      -----------     --------------     ----------------------     --------------     -------------
INTERESTED DIRECTOR:

Michael F. Holland             Director,      Term: Unlimited    Holland & Company               1             Trustee, State
375 Park Avenue                Chairman of                       L.L.C., Chairman, 1995                        Street Master
New York, NY 10152             the Board,     Elected: 9/95      - present.                                    Funds, State
Age: 60                        President                                                                       Street
                               and Treasurer                                                                   Institutional
                                                                                                               Investment
                                                                                                               Trust and
                                                                                                               China Fund,
                                                                                                               Inc.; and
                                                                                                               Director,
                                                                                                               Reaves Utility
                                                                                                               Income Fund.

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN          OTHER
                              POSITION(S)     TERM OF OFFICE                                 FUND COMPLEX      DIRECTORSHIPS
                               HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION        OVERSEEN BY         HELD BY
 NAME, ADDRESS, AND AGE          FUND          TIME SERVED       DURING PAST FIVE YEARS        DIRECTOR           DIRECTOR
------------------------      -----------     --------------     ----------------------     --------------     -------------
INDEPENDENT DIRECTORS:

Sheldon S. Gordon             Director        Term: Unlimited      Union Bancaire Privee             1          Director,
630 Fifth Avenue                                                   International Holdings,                      Ametek, Inc.
Suite 2710                                    Elected: 9/95        Inc. (Financial                              and Director,
New York, NY 10111                                                 Services), Chairman,                         Gulfmark
Age: 68                                                            1996 - Present;                              Offshore, Inc.

Herbert S. Winokur, Jr.       Director        Term: Unlimited      Chairman and Chief                1          Director, Mrs.
Capricorn Holdings, Inc.                                           Executive Officer,                           Fields Famous
30 East Elm Street                            Elected: 9/95        Capricorn Holdings,                          Brands, Inc.;
Greenwich, CT 06830                                                Inc. (Investment                             Director, CCC
Age: 60                                                            Company), Managing                           Information
                                                                   General Partner,                             Services
                                                                   Capricorn Investors,                         Group, Inc.;
                                                                   L.P., Capricorn                              and Director,
                                                                   Investors II, L.P.,                          NATCO Group,
                                                                   Capricorn Investors                          Inc.
                                                                   III, L.P., 1987 -
                                                                   present.

Desmond G. FitzGerald          Director       Term: Unlimited      Chairman, North                   1          Chairman, U.S.
375 Park Avenue                                                    American Properties                          Guaranteed
New York, NY 10152                            Elected: 9/95        Group (Real Estate),                         Finance Corp.;
Age: 60                                                            1987 - present.                              Advisory
                                                                                                                Director, Bank
                                                                                                                of New York;
                                                                                                                Director,
                                                                                                                Hilliard
                                                                                                                Farber & Co.,
                                                                                                                Inc.; and
                                                                                                                Trustee,
                                                                                                                Williams
                                                                                                                Capital
                                                                                                                Management
                                                                                                                Trust.

Jeff C. Tarr                  Director        Term: Unlimited      Chairman, Junction                1          None
Junction Advisors                                                  Advisors (Financial
Apartment 25C                                 Elected: 9/95        Services), 1981 -
145 Central Park West                                              present.
New York, NY 10023
Age: 60

OFFICERS:

Tana Tselepis                 Vice            Term: Unlimited      Consultant to Holland &           --         Member of the
375 Park Avenue               President                            Company, LLC, 1997 -                         Board of
New York, NY 10152                            Elected: 5/02        1999.                                        Governors of
Age: 68                       (Vice                                                                             Tufts-New
                              President                                                                         England
                              and Chief                                                                         Medical Center
                              Compliance
                              Officer) 9/04

                                                                                              NUMBER OF
                                                                                            PORTFOLIOS IN          OTHER
                              POSITION(S)     TERM OF OFFICE                                 FUND COMPLEX      DIRECTORSHIPS
                               HELD WITH      AND LENGTH OF       PRINCIPAL OCCUPATION        OVERSEEN BY         HELD BY
 NAME, ADDRESS, AND AGE          FUND          TIME SERVED       DURING PAST FIVE YEARS        DIRECTOR           DIRECTOR
------------------------      -----------     --------------     ----------------------     --------------     -------------
Julie A. Tedesco               Secretary      Term: Indefinite   Vice President and         -----              -----
One Federal Street                                               Senior Counsel of
Boston, MA 02110                              Elected: 5/02      State Street Bank and
Age: 47                                                          Trust Company (2000 -
                                                                 present); Counsel of
                                                                 First Data Investor
                                                                 Services Group, Inc.
                                                                 (1994 - 2000).


As of December 31, 2004 none of the Independent Directors had any ownership of securities of the Adviser, ALPS Distributors, Inc. (the "Distributor") or any affiliated person of the Adviser or the Distributor. As of December 31, 2004, the Adviser is controlled by Michael Holland, its managing member and owner of a 99% interest in the limited liability company.


STANDING COMMITTEE

      The Board of Directors has established an Audit Committee. The Audit Committee is comprised of all the Independent Directors. The Audit Committee meets once a year, or more often as required, in conjunction with meetings of the Board of Directors. The Audit Committee oversees and monitors the Fund's internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for the selection and retention of the independent auditors for the Fund. The Audit Committee is also responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services performed. The Audit Committee reviews the qualifications of the auditor's key personnel involved in the foregoing activities and monitors the auditor's independence. During the fiscal year ended September 30, 2004, the Audit Committee held one meeting.

      The Board of Directors has established a Nominating Committee. The Nominating Committee is comprised of all of the Independent Directors and is responsible for making nominations of all Director candidates. The Nominating Committee meets as necessary. During the fiscal year ended September 30, 2004, the Nominating Committee did not meet.

      The Board of Directors has established a Pricing Committee to provide supervisory oversight and to help make determinations relating to the valuation of portfolio securities pursuant to valuation procedures adopted by the Board. The Pricing Committee is comprised of any two Independent Directors and any other person deemed necessary by the Fund's President. The Pricing Committee meets as necessary. During the fiscal year ended September 30, 2004, the Pricing Committee did not meet.


The following table sets forth information describing the dollar range of equity securities beneficially owned by each Director in the Fund as of December 31, 2004.


Name of Director                Dollar Range of Equity Securities in the Fund
----------------                ---------------------------------------------
Michael F. Holland              Over $100,000
Sheldon S. Gordon               $50,001 - $100,000
Herbert S. Winokur, Jr.         None
Desmond G. FitzGerald           Over $100,000
Jeff C. Tarr                    Over $100,000

DIRECTORS' COMPENSATION

      The Fund pays each Independent Director an annual fee, paid quarterly, of $3,000 plus $500 per meeting attended and pays all Directors' actual out-of-pocket expenses relating to attendance at meetings. The Fund does not provide any pension or retirement benefits to its Directors or officers. The Fund pays all compensation and expenses of the Vice President of the Fund. The following table details the compensation paid to the Fund's Directors for the fiscal year ended September 30, 2004.

                                                      Pension or
                                 Aggregate        Retirement Benefits         Total Compensation
                                Compensation       Accrued as Part of         From Fund and Fund
Name and Position                 from Fund           Fund Expenses        Complex Paid to Directors
------------------------        ------------      -------------------      -------------------------
Michael F. Holland                $    0                  $0                       $    0
Sheldon S. Gordon                  5,000                  $0                        5,000
Herbert S. Winokur, Jr.            5,000                  $0                        5,000
Desmond G. FitzGerald              5,000                  $0                        5,000
Jeff C. Tarr                       5,000                  $0                        5,000

MANAGEMENT AND ADVISORY ARRANGEMENTS

      Reference is made to "Management - Investment Adviser" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.


      The investment advisory agreement dated September 28, 1995 with the Adviser (the "Advisory Agreement") provides that, subject to the direction of the Board of Directors of the Fund, the Adviser is responsible for the actual management of the Fund's portfolio. The responsibility for making decisions to buy, sell or hold a particular security rests with the Adviser, subject to review by the Board of Directors. The Adviser provides the portfolio manager for the Fund, who considers analyses from various sources, makes the necessary investment decisions and places transactions accordingly. As compensation for its services to the Fund, the Adviser is entitled to receive monthly compensation at the annual rate of 0.75% of the average daily net assets of the Fund. For the fiscal year ended September 30, 2004, the Adviser received net fees of $474,119. For the fiscal year ended September 30, 2003, the Adviser received net fees of $400,378. For the fiscal year ended September 30, 2002, the Adviser received net fees of $422,827 after voluntary fee waivers of $18,299.


      Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. Securities held by the Fund also may be held by, or be appropriate investments for, other investment advisory clients of the Adviser. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients of the Adviser arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or the size of the position obtained or sold.

      The Advisory Agreement obligates the Adviser to provide investment advisory services and all the office space, facilities, equipment and personnel necessary to perform its duties under the Advisory Agreement. The Fund pays all other expenses incurred in the operation of the Fund including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, charges of the custodian and the transfer agent, expenses of redemption of shares, SEC fees, expenses of registering the shares under federal and state securities laws, fees and expenses of Independent Directors, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other expenses properly payable by the Fund.

      Unless earlier terminated as described below, the Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and
(b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the 1940 Act) of any such party. Such contract is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund. The continuation of the Advisory Agreement was most recently approved by the Board of Directors on May 6, 2004. In determining to continue the Advisory Agreement, the Board considered all information reasonably necessary to evaluate the terms of the Advisory Agreement, including (i) the nature and quality of the services rendered by the Adviser; (ii) the reasonableness of the overall compensation paid by the Fund to the Adviser;
(iii) the Fund's requirements for the services provided by the Adviser; (iv) the total expenses of the Fund; (v) the performance of the Fund; (vi) the profitability of the Adviser with respect to the management of the Fund; (vii) the capabilities and financial condition of the Adviser; and (viii) Mr. Holland's historical relationship with the Fund.

      In approving the continuance of the Advisory Agreement, the Board, after considering the factors listed above and reviewing various materials and reports, concluded that (i) the Adviser and Mr. Holland were sufficiently experienced and qualified to provide investment advisory services for the Fund;
(ii) the Fund's expense ratios are comparable to those of other funds with similar investment objectives and similar asset sizes and are fair and reasonable; (iii) the Fund's performance is satisfactory when compared to its relevant benchmarks and other funds with similar investment objectives and similar asset sizes; and (iv) the profitability of the Adviser for providing services to the Fund is fair and reasonable.

ADMINISTRATOR

      State Street Bank and Trust Company ("State Street" or the "Administrator") acts as the Fund's administrator pursuant to an administration agreement dated June 1, 1999 by and between State Street and the Fund (the "Administration Agreement"). Pursuant to the Administration Agreement, the Administrator is responsible for providing certain administrative services to the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund other than investment advisory activities, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays the Administrator a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets up to $100 million, 0.08% of the next $100 million, and 0.06% of those assets in excess of $200 million, and the Administrator is entitled to reimbursement from the Fund for its out-of-pocket expenses incurred under the Administration Agreement. The Administrator will be paid a minimum fee of $7,000 per month for services provided to the Fund. For the fiscal year ended September 30, 2004, the Administrator received net fees of $84,729. For the fiscal year ended September 30, 2003, the Administrator received net fees of $83,780. For the fiscal year ended September 30, 2002, the Administrator received net fees of $84,000.

CODES OF ETHICS

      The Fund, the Adviser and the Distributor have adopted codes of ethics that are designed to ensure that the interests of Fund shareholders come before the interests of those involved in managing the Fund. The codes of ethics, among other things, prohibit management personnel from investing in initial public offerings and require pre-approval for investments in private placements. The Fund's Independent Directors are prohibited from purchasing or selling any security if they know or reasonably should have known at the time of the transaction that, within the most recent 15 days, the security is being or has been considered for purchase or sale by the Fund, or is being purchased or sold by the Fund.

PROXY VOTING PROCEDURES

      The Fund has adopted proxy voting procedures pursuant to which the Fund delegates the responsibility for voting proxies relating to portfolio securities held by the Fund to the Adviser as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight. Copies of the Fund's and Adviser's respective proxy voting procedures are located in Appendix A.

                         PORTFOLIO SECURITIES DISCLOSURE

      The Fund has adopted a Policy for Releasing Portfolio Holdings and Disclosure of Non-Public Information (the "Policy"). The Fund's policy is to make publicly available on its website mutual fund holdings as of each calendar quarter-end 60 days after quarter end. Aggregate portfolio characteristics may be made available without a time lag. Pursuant to the Policy, no portfolio holdings information is made available to any person or entity prior to the time period set forth above except (i) to the Fund's service providers who need access to such information in the performance of their contractual duties and responsibilities, so long as they are subject to duties of confidentiality imposed by law and/or contract and (ii) as may be required by law or by a regulatory authority. No compensation or other consideration is received by the Fund, the Adviser or any other party in connection with the disclosure of information about the Fund's portfolio securities. The Fund's Board of Directors feels that the Policy, which imposes strict limits on the disclosure of the Fund's portfolio holdings and provides for public dissemination of portfolio holdings via the Fund's website, is in the best interests of shareholders.

      The Fund's primary service providers, namely its investment adviser, custodian, fund accounting agent and administrator, have (i) adopted confidentiality policies, approved by the Fund's Board of Directors, pursuant to which such service providers may not, without the written consent of the Fund and except as required by law, disclose non-public information about the Fund;
(ii) adopted polices barring the misuse by employees of client information and/or (iii) entered into agreements with the Fund pursuant to which the service provider, except as required by law or in connection with required disclosure to a regulatory authority, will keep confidential information relating to the Fund. Except as discussed above, the Fund has not entered into confidentiality agreements with any other entities.



               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of December 31, 2004, the following persons held 5 percent or more of the outstanding shares of the Fund:


Name and Address                     Ownership         Number of Shares     Percentage
----------------                     ----------        ----------------     ----------
Pershing LLC                         Beneficial        640,823.195            16.59%
PO Box 2052                          ownership
Jersey City, NJ  07303

Charles Schwab & Co., Inc.           Beneficial        413,809.057]          [10.05%]
Special Custody Account              ownership
Fbo: Customers
101 Montgomery Street
San Francisco, CA 94104

      As of December 31, 2004, the officers and Directors of the Fund as a group owned 2.90% percent of the outstanding shares of the Fund.


                              REDEMPTION OF SHARES

      Reference is made to "Redeeming Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

      The right to redeem shares or to receive payment with respect to any such redemption may only be suspended for any period during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or such the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the SEC as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

      The Fund may redeem shares if, in the opinion of the Fund, ownership of the shares has or may become concentrated to an extent which would cause the Fund to be deemed a personal holding company within the meaning of the Internal Revenue Code of 1986, as amended (the "Code").

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to a policy established by the Board of Directors, the Adviser is primarily responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%. The actual portfolio turnover for the years ended September 30, 2004, 2003 and 2002 were 8.89%, 9.92% and 39.86%, respectively.

      Fixed-income securities, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid on commission. For the years ended September 30, 2004, 2003 and 2002, the Fund paid brokerage commissions of $12,584, $15,164 and $28,567, respectively. In selecting brokers and dealers, it is the policy of the Fund to obtain the best results taking into account factors such as the general execution and operational facilities of the brokers or dealer, the type and size of transaction involved, the creditworthiness and stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the Adviser's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved and the broker's commissions and dealer's spread or mark-up. While the Adviser generally seeks the best price in placing its orders, the Fund may not necessarily be paying the lowest price available.

      Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Adviser may select brokers who charge a commission in excess of that charged by other brokers if the Adviser determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the Adviser by such brokers. Research services generally consist of research and statistical reports or oral advice from brokers regarding particular companies, industries or general economic conditions. The Adviser may also, in compliance with applicable law, enter into arrangements with brokers pursuant to which such brokers provide research in exchange for a certain volume of brokerage transactions to be executed through such broker. While the payment of higher commissions increases the Fund's costs, the Adviser does not believe that the receipt of such brokerage and research services significantly reduces its expenses as the Fund's investment manager. The Adviser's arrangements for the receipt of research services from brokers may create conflicts of interest.

      Research services furnished to the Adviser by brokers who effect securities transactions for a Fund may be used by the Adviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the Adviser by brokers who effect securities transactions for other investment companies and accounts which the Adviser manages may be used by the Adviser in servicing the Fund. Not all of these research services are used by the Adviser in managing any particular account, including the Fund.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value ("NAV") of the shares of the Fund is determined once daily Monday through Friday as of the time of the close of regularly scheduled trading on the NYSE on each day during which the NYSE is open for trading. The NYSE is not open on New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day or Christmas Day. The NAV per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the investment advisory fees payable to the Adviser, are accrued daily.

      Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. The Fund will also determine the fair value of securities whose values are materially affected by significant events occurring after the closing of a foreign market pursuant to the valuation procedures adopted by the Board of Directors.

                                 PERFORMANCE DATA

      The Fund's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                                 P(1+T)(n)=ERV

          Where:

          P        =        a hypothetical initial payment of $1,000.
          T        =        average annual total return.
          n        =        number of years.
          ERV      =        Ending Redeemable Value of a hypothetical $1,000
                            payment made at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, assuming reinvestment of all dividends and distributions.

      The Fund's "average annual total return after taxes on distributions and redemptions" figures described and shown in the Prospectus are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

                               P(1+T)(n)=ATV(DR)

          Where:

          P          =        a hypothetical initial payment of $1,000.
          T          =        average annual total return.
          n          =        number of years.
          ATV(DR)    =        ending value of a hypothetical $1,000 payment made
                              at the beginning of the 1-, 5-, or 10-year periods at the end of such periods, after taxes on fund distributions and redemption.

      In addition to total return, the Fund may quote performance in terms of a 30-day yield. The yield figures provided will be calculated according to a formula prescribed by the SEC and can be expressed as follows:

                              (a-b)
                              -----
          Yield =         2[(cd  +1) (6) - 1 ]

Where:    a =  dividends and interest earned during the period.
          b =  expenses accrued for the period (net of reimbursements).
          c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per share on the last day of the period.

      For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the Fund at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market value of the debt obligations.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation

(including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      The Fund's performance will vary from time to time depending on market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of the Fund for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in shares of the Fund with certain bank deposits or other investments that may pay a fixed return for a stated period of time. Investors comparing the Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. A shareholder's principal is not guaranteed by the Fund.

                              SHAREHOLDER SERVICES

      The Fund offers a number of shareholder services described below which are designed to facilitate investment in its shares. Full details as to each of such services and copies of the various plans described below can be obtained from the Fund, the Distributor or ALPS Mutual Funds Services, Inc. (the "Transfer Agent").

INVESTMENT ACCOUNT

      Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements from the Transfer Agent after each share transaction, including reinvestment of dividends and capital gains distributions, showing the activity in the account since the beginning of the year. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Share certificates will not be issued by the Transfer Agent.

AUTOMATIC INVESTMENT PLAN

      A shareholder may elect to establish an Automatic Investment Plan pursuant to which funds will automatically be transferred from a bank account to be invested in the Fund. The bank at which the bank account is maintained must be a member of the Automated Clearing House. Automatic investments can be no more frequent than monthly and must be a minimum of $50. The Fund will debit the specified amount from the account and the proceeds will be invested at the Fund's offering price determined on the date of the debit.

AUTOMATIC CLEARING HOUSE PURCHASES

      An investor may, at his or her request, make additional investments in the Fund by giving his or her bank a voided check with pre-arranged instructions to withdraw funds from his or her bank account and deposit such funds into his or her Investment Account.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

      Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will be reinvested automatically in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, without sales charge, as of the close of business on the ex-dividend date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed on the payment date.

      Shareholders may, at any time, notify the Transfer Agent in writing that they no longer wish to have their dividends and/or capital gains distributions reinvested in shares of the Fund or vice versa and, commencing ten days after receipt by the Transfer Agent of such notice, those instructions will be effected.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA)

      A prototype IRA is available, which has been approved as to form by the Internal Revenue Service ("IRS"). Contributions to an IRA made available by the Fund may be invested in shares of the Fund.

      State Street Bank & Trust Company (the "Custodian") has agreed to serve as custodian of the IRA and furnish the services provided for in the Custodial Agreement. The Custodian will charge each IRA an application fee as well as certain additional fees for its services under the Custodial Agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

      Contributions in excess of the allowable limits, premature distributions to an individual who is not disabled before age 59-1/2 or insufficient distributions after age 70-1/2 will generally result in substantial adverse tax consequences.

      For information required for adopting an IRA, including information on fees, obtain the form of Custodial Agreement and related materials, including disclosure materials, available from the Fund. Consultation with a financial adviser regarding an IRA is recommended.

                           DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute all its net investment income, if any. Dividends from such net investment income will be paid quarterly. All net realized long-term or short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually. See "Shareholder Services - Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be reinvested automatically in shares of the Fund.

                                    TAXATION

      The following is a general summary of certain federal income tax considerations affecting the Fund and its shareholders and, except as otherwise indicated, reflects provisions of the Code as of the date of this Prospectus. No attempt is made to present a detailed explanation of all federal, state, local and foreign income tax considerations, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential shareholders are urged to consult their own tax advisers regarding an investment in the Fund.

THE FUND

      The Fund has qualified and intends to continue to qualify as a "regulated investment company" for federal income tax purposes under Subchapter M of the Code. In order to so qualify, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (including, but not limited to, gains from options, futures or forward contracts); and (b) diversify its holdings so that, at the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities of any issuer (other than U.S. Government securities or the securities of other regulated investment companies) or of any two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses.

         If the Fund qualifies as a regulated investment company ("RIC") and distributes to its shareholders at least 90% of its net investment income (i.e., its investment company taxable income as that term is defined in the Code without regard to the deduction for dividends paid), then the Fund will not be subject to federal income tax on its net investment income and net capital gain (i.e., the excess of the Fund's net long-term capital gain over its net short-term capital loss) if any, that it distributes to its shareholders in each taxable year. However, the Fund would be subject to corporate income tax (currently at a rate of 35%) on any undistributed net investment income and net capital gain. If the Fund retains amounts attributable to its net capital gain, the Fund expects to designate such retained amounts as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income.

      In addition, the Fund will be subject to a nondeductible 4% excise tax on the amount by which the aggregate income it distributes in any calendar year is less than the sum of: (a) 98% of the Fund's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses (both long- and short-term) for the one-year period ending on October 31 of such year; and (c) 100% of the undistributed ordinary income and gains from prior years. For this purpose, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

      The Fund intends to distribute sufficient income so as to avoid both corporate federal income tax and the excise tax.

      If in any year the Fund should fail to qualify as a regulated investment company, the Fund would be subject to federal income tax in the same manner as an ordinary corporation and distributions to shareholders would be taxable to such holders as ordinary income to the extent of the current or accumulated earnings and profits of the Fund. Such distributions would generally qualify for the dividends received deduction available to corporate shareholders. Distributions in excess of current or accumulated earnings and profits would be treated as a tax-free return of capital, to the extent of a holder's basis in its shares, and any excess would be treated as a long- or short-term capital gain.

      The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its basis immediately after it was acquired) if the Fund elects, as it intends, to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its shareholders.

      The Fund's taxable income will in most cases be determined on the basis of reports made to the Fund by the issuers of the securities in which the Fund invests. The tax treatment of certain securities in which the Fund may invest is not free from doubt and it is possible that an IRS examination of the issuers of such securities or of the Fund could result in adjustments to the income of the Fund. An upward adjustment by the IRS to the income of the Fund may result in the failure of the Fund to satisfy the 90% distribution requirement described herein necessary for the Fund to maintain its status as a regulated investment company under the Code. In such event, the Fund may be able to make a "deficiency dividend" distribution to its shareholders with respect to the year under examination to satisfy this requirement. Such distribution will be taxable as a dividend to the shareholders receiving the distribution (whether or not the Fund has sufficient current or accumulated earnings and profits for the year in which such distribution is made). A downward adjustment by the IRS to the income of the Fund may cause a portion of the previously made distribution with respect to the year under examination not to be treated as a dividend. In such event, the portion of distributions to each shareholder not treated as a dividend would be recharacterized as a return of capital and reduce the shareholder's basis in the shares held at the time of the previously made distributions. Accordingly, this reduction in basis could cause a shareholder to recognize additional gain upon the sale of such shareholder's shares.

      Income received by the Fund from sources outside the United States may be subject to withholding and other taxes imposed by countries other than the United States. Because the Fund's investments in foreign securities will be limited, the Fund will not be eligible to elect to "pass-through" to its shareholders any tax benefits associated with any foreign income taxes paid by the Fund.

      Certain of the Fund's investments in structured products may, for federal income tax purposes, constitute investments in shares of foreign corporations. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of the shares even if the income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund with respect to deferred taxes arising from the distributions or gains. If the Fund were to invest in a PFIC and (if the Fund received the necessary information available from the PFIC, which may be difficult to obtain) elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gains of the PFIC, even if not distributed to the Fund, and the amounts would be subject to the 90% and excise tax distribution requirements described above.

      Alternatively, the Fund may elect to be governed by Section 1296 of the Code. If the election is made, the Fund includes in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in such stock at the time. The Fund is allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year. However, such deductions are allowable only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. The tax basis of PFIC stock is adjusted by the income and deductions recognized. Mark-to-market gains and the allowable deductions will get ordinary gain/loss treatment. Additionally, the holding period of PFIC stock will be deemed to begin on the first day of the following tax year after making the election. For purposes of RIC qualification, mark-to-market gain is treated as a dividend. Any income or loss recognized under section 1296 is treated as U.S. source. Because of the expansive definition of a PFIC, it is possible that the Fund may invest a portion of its assets in PFICs. It is not anticipated, however, that the portion of the Fund's assets invested in PFICs will be material.

      Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of forward contracts denominated in a foreign currency, which gain or losses are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the data of disposition, also are treated as ordinary income or ordinary loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's net investment income available to be distributed to its shareholders as ordinary income, rather than increase or decrease the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as ordinary dividends, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

SHAREHOLDERS

      Distributions. Distributions to shareholders of ordinary income dividends will be taxable as ordinary income whether paid in cash or reinvested in additional shares. It is anticipated that a portion of such dividends will qualify for the dividends received deduction generally available for corporate shareholders under the Code and as qualified dividend income available to individual shareholders under the Code. Shareholders receiving distributions from the Fund in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the additional shares on the date of such distribution. Consequently, if the number of shares distributed reflects a market premium, the amount distributed to shareholders would exceed the amount of the cash distributed to nonparticipating shareholders.

      Distributions to shareholders of net capital gain that are designated by the Fund as "capital gain dividend," will be taxable as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. These distributions will not be eligible for the dividends received deduction. The maximum federal income tax rate currently imposed on individuals with respect to long-term capital gain is 15%, whereas the maximum federal income tax rate currently imposed on individuals with respect to ordinary income (and short-term capital gain, which is taxed at the same rates as ordinary income) is 35%. With respect to corporate taxpayers, generally long-term capital gain is taxed at the same federal income tax rate as ordinary income and short-term capital gain.

      Shareholders considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

      Dividends and distributions by the Fund are generally taxable to the shareholders at the time the dividend or distribution is made (even if paid or reinvested in additional shares). Any dividend declared by the Fund in October, November or December of any calendar year, however, which is payable to shareholders of record on a specified date in such a month and which is not paid on or before December 31 of such year will be treated as received by the shareholders as of December 31 of such year, provided that the dividend is paid during January of the following year. Any distribution in excess of the Fund's net investment income and net capital gain would first reduce a shareholder's basis in his shares and, after the shareholder's basis is reduced to zero, would constitute capital gains to a shareholder who holds his shares as capital assets.

      A notice detailing the tax status of dividends and distributions paid by the Fund will be mailed annually to the shareholders of the Fund.

      Dispositions and Redemptions. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. If disallowed, the loss will be reflected by an upward adjustment to the basis of the shares acquired.

      Shareholders should consult their own tax advisers regarding specific questions as to the federal, state, local and foreign tax consequence of ownership of shares in the Fund.

                             ADDITIONAL INFORMATION

DESCRIPTION OF SHARES

      Holland Series Fund, Inc. was incorporated under Maryland Law on June 27, 1995. The Fund currently is the only organized series of Holland Series Fund, Inc. Holland Series Fund, Inc. has an authorized capital of 1,000,000,000 shares of Common Stock, par value $0.01 per share. All shares are of the same class. Shareholders of the Fund are entitled to one vote for each full share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. Voting rights for Directors are not cumulative. Shares of the Fund issued are fully paid and non-assessable and have no preemptive or conversion rights. Redemption rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund upon liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates will not be issued by the Transfer Agent.

APPROPRIATE INVESTORS

      Investors should carefully consider the Prospectus and Statement of Additional Information when determining whether the Fund is an appropriate investment given their particular investment needs and preferences. An investment in the Fund may provide diversification to an investor whose assets are primarily invested in stocks or bonds alone. The Fund may be an appropriate choice for conservative investors seeking to build wealth over time. The Fund may also be an appropriate choice for: (i) those who want to leave the all-important asset allocation decision to a professional manager; (ii) investors who want to capture some of the stock market's growth potential but with less risk than an all-equity portfolio; and (iii) investors building capital for education or retirement who are looking for a core investment vehicle.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017 has been selected as the Independent Registered Public Accountants of the Fund. The Independent Registered Public Accountants are responsible for auditing the financial statements of the Fund.


CUSTODIAN AND FUND ACCOUNTING AGENT

      State Street Bank & Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110 acts as custodian and fund accounting agent of the Fund's assets. State Street as custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the delivery of securities and collecting interest and dividends on the Fund's investments. State Street as fund accounting agent is responsible for maintaining the books and records and calculating the daily net asset value of the Fund.

TRANSFER AGENT


      ALPS Mutual Funds Services, Inc., PO Box 44183, Denver, Colorado 80201 acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.


LEGAL COUNSEL

      Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York, 10017 is counsel for the Fund.

REPORTS TO SHAREHOLDERS

      The fiscal year of the Fund ends on September 30 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by Independent Auditors, is sent to shareholders each year. At the end of each calendar year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

      The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits thereto, which the Fund has filed with the SEC, under the Securities Act and the 1940 Act, to which reference is hereby made. Information about the Fund can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                                   DISTRIBUTOR

      ALPS Distributors, Inc., 1625 Broadway, Suite 2200, Denver, Colorado 80202, serves as Distributor pursuant to the Distribution Agreement dated June 1, 1999, as amended. Pursuant to the Distribution Agreement, the Fund does not pay the Distributor a distribution fee. The Distributor is not obligated to sell any specific number of shares and will sell shares of the Fund on a continuous basis only against orders to purchase shares.

                              FINANCIAL STATEMENTS


      The Fund's annual Financial Statements for the fiscal year ended September 30, 2004 are hereby incorporated by reference in this Statement of Additional Information from the Fund's Annual Report filed with the SEC on November 29, 2004. The Fund's annual report and semi-annual report can be obtained without charge by calling the Fund at (800) 30-HOLLAND [800-304-6552].

APPENDIX A

                          HOLLAND SERIES COMPANY, INC.

                       PROXY VOTING POLICY AND PROCEDURES

The Board of Directors of Holland Series Company, Inc. (the "Company") hereby adopts the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Holland Balanced Fund (the "Fund").

POLICY

It is the policy of the Board of Directors of the Company (the "Board") to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to Holland & Company, LLC (the "Adviser") as a part of the Adviser's general management of the Fund, subject to the Board's continuing oversight. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner substantially consistent with the policies of the Adviser and then ensure such proxies are voted on a timely basis.

FIDUCIARY DUTY

The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Company. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders.

PROCEDURES

The following are the procedures adopted by the Board for the administration of this policy:

      Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any of these documents.

      Voting Record Reporting. No less than annually, the Adviser shall report to the Board a record of each proxy voted with respect to portfolio securities of the Fund during the year. With respect to those proxies that the Adviser has identified as involving a conflict of interest(1), the Adviser shall submit a separate report indicating the nature of the conflict of interest and how that conflict was resolved with respect to the voting of the proxy.

-------------------------

(1) As it is used in this document, the term "conflict of interest" refers to a situation in which the Adviser or affiliated persons of the Adviser have a financial interest in a matter presented by a proxy other than the obligation it incurs as investment adviser to the Fund which could potentially compromise the Adviser's independence of judgment and action with respect to the voting of the proxy.

I.

REVOCATION

The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Funds is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

ANNUAL FILING

The Company shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.(2)

DISCLOSURES

      The Company shall include in its registration statement:

            A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

            A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission's (the "SEC") website.

      The Company shall include in its annual and semi-annual reports to shareholders:

            A statement disclosing that a description of the policies and procedures used by or on behalf of the Company to determine how to vote proxies relating to portfolio securities of the Fund is available without charge, upon request, by calling the Company's toll-free telephone number; through a specified Internet address, if applicable; and on the SEC's website; and

            A statement disclosing that information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Company's toll-free telephone number; or through a specified Internet address; or both; and on the SEC's website.

REVIEW OF POLICY.

At least annually, the Board shall review this policy to determine its sufficiency and shall make and approve any changes that it deems necessary from time to time.(3)

--------------

(2) The Fund must file its first report on Form N-PX not later than August 31, 2004, for the twelve-month period beginning July 1, 2003, and ending June 30, 2004.

                                HOLLAND & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

I.    GENERAL GUIDELINES

In voting proxies, Holland & Co. LLC ("Holland") is guided by general fiduciary principles. Holland's goal is to act prudently and solely in the best interest of its client, the Holland Series Fund, Inc. (the "Fund"). Holland attempts to consider all factors of its vote that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. Holland intends to vote all proxies unless it is impractical.

II.   HOW HOLLAND VOTES

Generally, Holland divides proxies into routine matters and non-recurring or extraordinary matters. Michael Holland, the managing member of Holland, makes voting decisions for all matters. It is Holland's general policy, absent a particular reason to the contrary, to vote with management's recommendations on all matters. Holland, however, considers non-recurring or extraordinary matters on a case-by-case basis, generally following the suggestions for such matters detailed below. If there is a non-recurring or extraordinary matter for which there is no suggestion detailed below, Holland votes on a case-by-case basis in accordance with the General Guidelines set forth above in Section I. Holland generally divides issues into the categories listed below.

III.  VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the Fund.

(1)   ELECTION OF DIRECTORS

      Voting on Director Nominees in Uncontested Elections.

            Holland votes on director nominees on a case-by-case basis. Factors include independence of the board, long-term company performance and responsiveness to shareholder proposals.

      Chairman and CEO is the Same Person.

            Holland votes on shareholder proposals that would require the positions of chairman and CEO to be held by different persons on a case-by-case basis. Factors include the size of the company and management performance.

      Majority of Independent Directors

            1. Holland votes for shareholder proposals that request that the board be comprised of a majority of independent directors.

            2. Holland votes for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

      Stock Ownership Requirements

            Holland votes on shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board on a case-by-case basis. While Holland generally favors stock ownership by directors, it also believes that the company should determine the appropriate requirement.

      Term of Office

            Holland votes on a case-by-case basis shareholder proposals to limit the tenure of independent directors.

      Director and Officer Indemnification and Liability Protection

            1. Subject to subparagraphs 2, 3, and 4 below, Holland votes for proposals concerning director and officer indemnification and liability protection.

            2. Holland votes for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

            3. Holland votes against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

            4. Holland votes for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

i)G.  Mandatory Retirement Ages

            Holland votes on a case-by-case basis proposals to set mandatory retirement ages for independent directors.

(2)   Proxy Contests

      A.    Voting for Director Nominees in Contested Elections

            Holland votes on a case-by-case basis contested elections of directors. Factors include long-term company performance, management's track record, qualifications of nominees and an evaluation of what each side is offering.

      B.    Reimburse Proxy Solicitation Expenses

            Holland votes on a case-by-case basis proposals to provide full reimbursement for dissidents waging a proxy contest.

(3)   Auditors

      A.    Ratifying Auditors

            Holland votes for proposals to ratify auditors it determines are ethical, qualified and independent.

(4)   Proxy Contest Defenses

      A.    Board Structure: Staggered vs. Annual Elections

            1. Except in connection with closed-end investment companies, Holland votes against proposals to classify the board.

            2. Except in connection with closed-end investment companies, Holland votes for proposals to repeal classified boards and to elect all directors annually.

      B.    Shareholder Ability to Remove Directors

            1. Holland votes against proposals that provide that directors may be removed only for cause.

            2. Holland votes for proposals to restore shareholder ability to remove directors with or without cause.

            3. Holland votes against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

            4. Holland votes for proposals that permit shareholders to elect directors to fill board vacancies.

      C.    Cumulative Voting

            1. Holland votes against proposals to eliminate cumulative voting.

            2. Holland votes on proposals to permit cumulative voting on a case-by-case basis. Factors include the company's other governance provisions including annual election of all directors and a majority of independent directors.

      D.    Shareholder Ability to Call Special Meetings

            1. Holland votes against proposals to restrict or prohibit shareholder ability to call special meetings.

            2. Holland votes for proposals that remove restrictions on the right of shareholders to act independently of management.

      E.    Shareholder Ability to Act by Written Consent

            1. Holland votes against proposals to restrict or prohibit shareholder ability to take action by written consent.

            2. Holland votes for proposals to allow or make easier shareholder action by written consent.

      F.    Confidential Voting

            1. Holland votes for management and shareholder proposals that generally request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election.

(5)   Tender Offer Defenses

      A.    Poison Pills

            1. Holland votes for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

            2. Holland votes on a case-by-case basis shareholder proposals to redeem a company's poison pill.

            3. Holland votes on a case-by-case basis management proposals to ratify a poison pill.

      B.    Supermajority Shareholder Vote Requirement

            1. Holland votes against management proposals to require a supermajority shareholder vote.

            2. Holland votes for shareholder proposals to lower supermajority shareholder vote requirements.

      C.    Bundled Proposals

            1. Holland votes on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, Holland examines the benefits and costs of the packaged items. If the combined effect is positive, Holland supports the proposals and vice versa.

(6)   Capital Structure

      A.    Common Stock Authorization

            1. Holland votes on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

            2. Holland votes against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

            3. Holland votes for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue operating as a going concern is uncertain.

      B.    Debt Restructuring

            1. Holland votes on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. Generally, Holland approves proposals that facilitate debt restructuring.

(7)   Executive and Director Compensation

      In general, Holland votes on a case-by-case basis executive and director compensation plans. Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause Holland to vote against a plan.

(8)   Mergers and Corporate Restructuring

      A.    Mergers and Acquisitions

            Holland votes on a case-by-case basis mergers and acquisitions. Factors include purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated and conflicts of interest.

(9)   Social and Environmental Issues

            1. In general Holland votes on a case-by-case basis shareholder social and environmental proposals, on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. In most cases, however, Holland votes for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' social and environmental concerns. In determining the vote on shareholder social and environmental proposals, Holland also analyzes the impact on the company's share value.

The voting policy guidelines set forth in this Section III may be changed from time to time by Holland in its sole discretion.

IV.   CONFLICTS OF INTEREST

Because Holland does not engage in activities other than investment management, is not part of a larger organization that engages in other lines of business and has the Fund as its only discretionary client, it is unlikely that any maternal conflicts of interest will arise. Michael Holland recognizes, however, that circumstances such as his personal relationships, may cause a conflict interest. In the event of a conflict of interest, Holland will disclose the conflict to the Board of Directors of the Fund and obtain its consent before voting.

Holland shall maintain such records as are necessary to allow the Fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Holland may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.

Holland will disclose and review these policies and procedures to the Board of Directors of the Fund on a periodic basis.

V.    RECORD KEEPING AND OVERSIGHT

Holland shall maintain the following records relating to proxy voting:

            -     a copy of these policies and procedures;

            -     a copy of each proxy form (as voted);

            - a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;

            - documentation relating to the identification and resolution of conflicts of interest;

            - any documents created by Holland that were material to a proxy voting decision or that memorialized the basis for that decision; and

            - a copy of each written request by the Board for information on how Holland voted proxies on behalf of the Fund, and a copy of any written response by Holland to any written or oral request from the Board for information on how Holland voted proxies on behalf of the Fund.

These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the fiscal year during which the last entry was made on such record, the first two years in Holland's offices.

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits:

      (a) Registrant's Articles of Incorporation filed as Exhibit 1(a) to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

      (b) By-Laws, filed as Exhibit 2 to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

      (c)         None.

      (d) Advisory Agreement between Registrant and Holland & Company L.L.C., dated September 28, 1995, filed as Exhibit 5(a) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

      (e)  (1)    Distribution Agreement between Registrant and ALPS
                  Distributors, Inc., dated June 1, 1999, filed as Exhibit
                  99(e)(3) to Post-Effective Amendment No. 5 to Registrant's
                  Registration Statement on Form N-1A and is incorporated by reference herein.

           (2) Addendum to Distribution Agreement between Registrant and ALPS Distributors, Inc., dated March 30, 2001, filed as Exhibit 99(e)(2) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

      (f)         None.

      (g)  (1)    Custodian Agreement between Registrant and State Street
                  Bank & Trust Company, dated June 1, 1999, filed as Exhibit
                  99(g)(2) to Post-Effective Amendment No. 5 to Registrant's
                  Registration Statement on Form N-1A and is incorporated by reference herein.

           (2) Amendment to Custodian Agreement between Registrant and State Street Bank & Trust Company, dated May 24, 2001, filed as
                  Exhibit 99(g)(2) to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

      (h)  (1)    Administration Agreement between Registrant and State
                  Street Bank and Trust Company, dated June 1, 1999, filed as
                  Exhibit 99(h)(5) to Post-Effective Amendment No. 5 to
                  Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

           (2) Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc., filed as Exhibit 99(h)(3) to Post-Effective Amendment No.

                  8 to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

           (3) Assumption Agreement between Registrant and ALPS Mutual Funds Services, Inc., dated April 2, 2001, filed as Exhibit 99(h)(4) to Post-Effective Amendment No. 8 to Registrant's Registration statement on Form N-1A and is incorporated by reference herein.

      (i) Opinion and Consent of Piper & Marbury, filed as Exhibit 10 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.


      (j)  (1)    Consent of PricewaterhouseCoopers LLP, dated January 19,
                  2005 (filed herewith).


           (2) Power of Attorney of Directors dated September 27, 2000, filed as Exhibit 99(j)(2) to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

      (k)         None.

      (l) Share Purchase Agreement between Registrant and Holland & Company L.L.C. dated September 19, 1995, filed as Exhibit 13(a) to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

      (m)         None.

      (n)         None.

      (o)         None.


      (p)  (1)    Code of Ethics of Registrant (filed herewith).


           (2) Code of Ethics of Holland & Co. LLC , filed as Exhibit 99(p)(2) to Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

           (3)    Code of Ethics of ALPS Mutual Funds Services, Inc., filed as
                  Exhibit 99(p)(3) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A and is incorporated by reference herein.

      24.         Persons Controlled by or under Common Control with Registrant.


                  As of January 1, 2005, no shareholder is deemed a control person, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

      25.         Indemnification.

                  Reference is made to Article VII of Registrant's Articles of Incorporation (Exhibit (a) filed previously), Article VI of Registrant's By-laws, as amended (Exhibit (b) filed previously), Paragraph 14 of the Distribution Agreement between Registrant and ALPS Distributors, Inc. (Exhibit (e) filed previously), Section 14 of the Custodian Agreement between Registrant and State Street Bank and Trust Company (Exhibit (g) filed previously), Section 8 of the Administration Agreement between Registrant and State Street Bank and Trust Company (Exhibit (h)(2) filed previously), and
                  Section 6 of the Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc. (Exhibit
                  (h)(1) filed previously).

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      26.         Business and Other Connections of Investment Adviser.

                  Holland & Company L.L.C. (the "Investment Adviser") is a limited liability company organized under the laws of New York State and it is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). The Investment Adviser has not, in the past two fiscal years, served as an investment adviser to any registered investment company other than the Registrant.

                  The list required by this Item 26 of officers and directors of the Investment Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by the Investment Adviser pursuant to the Advisers Act (SEC File No. 801-49394).

      27.         Principal Underwriter

           (a) The sole principal underwriter for the Registrant is ALPS Distributors, Inc. which acts as distributor for the Registrant and the following other funds: Westcore Trust, Financial Investors Trust, First Funds, Firsthand Funds,

                  Stonebridge Funds Trust, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, DIAMONDS Trust, Nasdaq-100 Trust, BLDRS Index Funds Trust, Powershares Exchange Traded Fund Trust, Ameristock Mutual Fund, Inc., Davis Park Series Trust, Financial Investors Variable Insurance Trust, Black Diamond Funds, Accessor Funds, Inc., W.P. Stewart & Co. Growth Fund, Inc., Williams Capital Management Trust, Wasatch Funds, Inc. and State Street Institutional Investment Trust.

           (b) To the best of Registrant's knowledge, the directors and executive officers of ALPS Distributors, Inc., the distributor for the Registrant, are as follows:

Name and Principal             Positions and Offices     Positions and Offices with
Business Address*              with Registrant           Underwriter
------------------             ---------------------     ---------------------------
W. Robert Alexander            None                      Chairman, Chief Executive
                                                         Officer and Secretary

Thomas A. Carter               None                      Chief Financial Officer and
                                                         Director

Edmund J. Burke                None                      President and Director

Jeremy O. May                  None                      Senior Vice President and
                                                         Director

Robert Szydlowski              None                      Vice President

Rick A. Pederson               None                      Director

  -----------------------
      *All addresses are 1625 Broadway, Suite 2200, Denver, Colorado 80202.

           (c)    Not Applicable

      28.         Location of Accounts and Records.

                  All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder will be maintained at the offices of the Investment Adviser, State Street Bank and Trust Company, ALPS Mutual Funds Services, Inc. and ALPS Distributors, Inc.

                  Holland & Company L.L.C.
                  375 Park Avenue
                  New York, New York 10152

                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts 02110

                  ALPS Mutual Funds Services, Inc.
                  1625 Broadway, Suite 2500
                  Denver, Colorado 80202


                  ALPS Distributors, Inc.
                  PO Box 44183
                  Denver, Colorado 80201


      29.         Management Services.

                            Not applicable.

      30.         Undertakings.

                            Not applicable.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereto duly authorized, in New York City and the State of New York, on the 28th day of January 2005.


                                     HOLLAND SERIES FUND, INC.

                                     By:   /s/ Michael F. Holland
                                           ----------------------
                                           Michael F. Holland
                                           President and Treasurer


            Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities indicated on the 28th day of January 2005.


Signature                            Title
---------                            -----
/s/ Michael F. Holland               Chairman of the Board, President and Treasurer:
----------------------               (Principal Executive Officer and Principal Financial
Michael F. Holland                   Officer)

/s/ Sheldon S. Gordon*               Director
------------------------------
Sheldon S. Gordon

/s/ Herbert S. Winokur, Jr.*         Director
------------------------------
Herbert S. Winokur, Jr.

/s/ Desmond G. FitzGerald*           Director
------------------------------
Desmond G. FitzGerald

/s/ Jeff C. Tarr*                    Director
------------------------------
Jeff C. Tarr



*Attorney-in-fact: /s/ Julie A. Tedesco
                   --------------------
                   Julie A. Tedesco

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------

                                    EXHIBITS

                                       TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                     AND THE

                         INVESTMENT COMPANY ACT OF 1940

                                -----------------

                            HOLLAND SERIES FUND, INC.

                            HOLLAND SERIES FUND, INC.
                                INDEX TO EXHIBITS


Exhibit
Number                       Description of Exhibit
------                       ----------------------
99(j)(1)                     Consent of Independent Registered Public Accounting Firm

99(p)(1)                     Amended Code of Ethics